INVESTOR PRESENTATION 2018 SECOND QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and in A&F's subsequently filed quarterly report on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2018 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on August 30, 2018, which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

Q2 P&L SUMMARY % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $842,414 100.0% $779,321 100.0% GROSS PROFIT 506,895 60.2% 460,895 59.1% OPERATING EXPENSE 507,106 60.2% 484,783 62.2% OTHER OPERATING INCOME, NET (434) (0.1)% (2,799) (0.4)% OPERATING INCOME (LOSS) 223 —% (21,089) (2.7)% INTEREST EXPENSE, NET 3,023 0.4% 4,089 0.5% LOSS BEFORE TAXES (2,800) (0.3)% (25,178) (3.2)% INCOME TAX EXPENSE (BENEFIT) 24 —% (10,563) (1.4)% NET LOSS $(3,853) (0.5)% $(15,491) (2.0)% NET LOSS PER SHARE BASIC $(0.06) $(0.23) DILUTED $(0.06) $(0.23) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,008 68,456 DILUTED 68,008 68,456 3

Q2 ADJUSTED P&L SUMMARY* % OF NET % OF NET 2018 SALES 2017 SALES NET SALES $842,414 100.0% $779,321 100.0% GROSS PROFIT 506,895 60.2% 460,895 59.1% OPERATING EXPENSE 498,435 59.2% 478,648 61.4% OTHER OPERATING INCOME, NET (434) (0.1)% (2,799) (0.4)% OPERATING INCOME (LOSS) 8,894 1.1% (14,954) (1.9)% INTEREST EXPENSE, NET 3,023 0.4% 4,089 0.5% INCOME (LOSS) BEFORE TAXES 5,871 0.7% (19,043) (2.4)% TAX EXPENSE (BENEFIT) 671 0.1% (8,953) (1.1)% NET INCOME (LOSS) $4,171 0.5% $(10,966) (1.4)% NET INCOME (LOSS) PER SHARE BASIC $0.06 $(0.16) DILUTED $0.06 $(0.16) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,008 68,456 DILUTED 69,733 68,456 * The Q2 Adjusted P&L Summary for the current and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 5. 4

Q2 NON-GAAP RECONCILIATION 2018 EXCLUDED GAAP ITEMS NON-GAAP ASSET IMPAIRMENT (1) $8,671 $8,671 $— OPERATING INCOME 223 (8,671) 8,894 (LOSS) INCOME BEFORE TAXES (2,800) (8,671) 5,871 TAX EXPENSE (2) 24 (647) 671 NET (LOSS) INCOME $(3,853) $(8,024) $4,171 NET (LOSS) INCOME PER DILUTED SHARE $(0.06) $(0.12) $0.06 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,008 69,733 2017 EXCLUDED GAAP ITEMS NON-GAAP ASSET IMPAIRMENT (1) $6,135 $6,135 $— OPERATING LOSS (21,089) (6,135) (14,954) LOSS BEFORE TAXES (25,178) (6,135) (19,043) TAX BENEFIT (3) (10,563) (1,610) (8,953) NET LOSS $(15,491) $(4,525) $(10,966) NET LOSS PER DILUTED SHARE $(0.23) $(0.07) $(0.16) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,456 68,456 (1) Excluded Items consist of store asset impairment charges for the current and prior year of $8.7 million and $6.1 million, respectively. (2) Excluded Items consist of discrete tax charges of $2.0 million related to the Tax Cuts and Jobs Act of 2017, and the tax effect of excluded items, calculated as the difference between the tax provision calculated on a GAAP basis and an adjusted non-GAAP basis. 5 (3) The tax effect of excluded items is the difference between the tax provision calculated on a GAAP basis and an adjusted non-GAAP basis.

Q2 SALES SUMMARY % COMPARABLE 2018 2017 CHANGE (1) SALES (2) HOLLISTER $500.8 $446.6 12% 4% ABERCROMBIE 341.6 332.7 3% 2% TOTAL COMPANY $842.4 $779.3 8% 3% % COMPARABLE 2018 2017 CHANGE (1) SALES (2) UNITED STATES $531.4 $470.3 13% 7% INTERNATIONAL 311.0 309.0 1% (4)% TOTAL COMPANY $842.4 $779.3 8% 3% (1) The calendar shift resulting from the 53rd week in fiscal 2017 and changes in foreign currency exchange rates, which do not impact comparable sales, benefited second quarter net sales by approximately 4% and 1%, respectively. (2) Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the calendar shift resulting from the 53rd week in fiscal 2017, comparable sales for the second quarter ended August 4, 2018 are compared to the 13 weeks ended August 5, 2017. 6

Q2 SALES MIX YTD BRAND GEOGRAPHY ABERCROMBIE ABE41.2%RCRO MBIE 40.5% HOLLISTER UNITED STATES HOHOLLISTERLLISTER C CO.O. 58.8%59. 5% 59.5% 63.1% INTERNATIONAL ABERCROMBIE 40.5% 37.7% ABERCROMBIE INTERNATIONAL HUNITEDOLLIST STATESER CO. 62.3%59 .5% 40.5% 36.9% 7

Q2 OPERATING EXPENSE GAAP % OF NET GAAP % OF NET 2018 SALES 2017 SALES Δ bps (3) STORE OCCUPANCY (1) $156,112 18.5% $161,829 20.8% (230) ALL OTHER (2) 218,440 25.9% 207,466 26.6% (70) STORES AND DISTRIBUTION 374,552 44.5% 369,295 47.4% (290) MARKETING, GENERAL & ADMINISTRATIVE 123,883 14.7% 109,353 14.0% 70 ASSET IMPAIRMENT 8,671 1.0% 6,135 0.8% 20 TOTAL $507,106 60.2% $484,783 62.2% (200) NON-GAAP % OF NET NON-GAAP % OF NET 2018* SALES 2017* SALES Δ bps (3) STORE OCCUPANCY (1) $156,112 18.5% $161,829 20.8% (230) ALL OTHER (2) 218,440 25.9% 207,466 26.6% (70) STORES AND DISTRIBUTION 374,552 44.5% 369,295 47.4% (290) MARKETING, GENERAL & ADMINISTRATIVE 123,883 14.7% 109,353 14.0% 70 ASSET IMPAIRMENT — —% — —% — TOTAL $498,435 59.2% $478,648 61.4% (220) * Q2 adjusted non-GAAP operating expense for the current and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 5. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. 8 (3) Rounded based on reported percentages.

SHARE REPURCHASES 2018 2017 SHARES AVERAGE SHARES AVERAGE REPURCHASED COST COST REPURCHASED COST COST Q1 778.2 $18,670 $23.99 — — — Q2 969.1 25,000 25.80 — — — YTD 1,747.2 $43,670 $24.99 — — — 9

Q2 STORE COUNT ACTIVITY UNITED MIDDLE ALL BRANDS TOTAL STATES CANADA EUROPE ASIA EAST START OF Q2 2018 869 680 18 117 46 8 OPENINGS 4 2 — — 1 1 CLOSINGS (3) (3) — — — — END OF Q2 2018 870 679 18 117 47 9 HOLLISTER (1) START OF Q2 2018 539 395 11 100 28 5 OPENINGS 1 1 — — — — CLOSINGS — — — — — — END OF Q2 2018 540 396 11 100 28 5 ABERCROMBIE (2) START OF Q2 2018 330 285 7 17 18 3 OPENINGS 3 1 — — 1 1 CLOSINGS (3) (3) — — — — END OF Q2 2018 330 283 7 17 19 4 (1) Excludes seven and six international franchise stores as of August 4, 2018 and May 5, 2018, respectively. (2) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes six international 10 franchise stores as of August 4, 2018 and May 5, 2018.

Q2 STORE OPENINGS BRAND CENTER CITY DATE Hollister Cross County Shopping Center Yonkers, NY 7/20/2018 UNITED STATES kids Somerset North Troy, MI 8/3/2018 kids Dubai Mall Dubai, UAE 7/5/2018 INTERNATIONAL A&F IFS Changsha Changsha, China 7/13/2018 11

STORE OPTIMIZATION ACTIVITY Q2 2018 HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 1 3 4 REMODELS 9 — 9 RIGHT-SIZES 2 4 6 TOTAL NEW EXPERIENCES 12 7 19 YTD 2018 HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 2 3 5 REMODELS 14 — 14 RIGHT-SIZES 4 4 8 TOTAL NEW EXPERIENCES 20 7 27 (1) Includes two new stores and one right-size related to the abercrombie kids brand. 12

STORE OPTIMIZATION FULL YEAR OUTLOOK WE PLAN TO DELIVER 70 ENGAGING NEW CUSTOMER EXPERIENCES THROUGH PROTOTYPES, NEW STORE FORMATS AND REMODELS WHILE ALSO RIGHT-SIZING OR CLOSING SOME OF OUR LESS PRODUCTIVE STORES. HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 13 9 22 REMODELS 30 1 31 RIGHT-SIZES 6 11 17 TOTAL NEW EXPERIENCES 49 21 70 (1) Includes six new abercrombie kids experiences, including three new stores and three right-sizes. THE COMPANY STILL PLANS TO CLOSE UP TO 60 STORES PRIMARILY IN THE U.S., WITH THE FINAL NUMBER BEING DEPENDENT ON LEASE NEGOTIATIONS AND BUSINESS OUTCOMES. 13

TRANSFORMATION INITIATIVES CONTINUED GLOBAL STORE NETWORK OPTIMIZATION RIGHTSIZING STORE FLEET AND ADAPTING TO THE EVOLVING ROLE OF THE STORE AS CUSTOMERS' SHOPPING PREFERENCES SHIFT ENHANCING DIGITAL AND OMNICHANNEL CAPABILITIES CREATING BEST-IN-CLASS CUSTOMER EXPERIENCES WHILE GROWING PROFITABLY ACROSS CHANNELS CONCEPT TO CUSTOMER - SUPPLY CHAIN SPEED & EFFICIENCY - INVESTING IN CAPABILITIES TO POSITION SUPPLY CHAIN FOR GREATER SPEED, AGILITY AND FLEXIBILITY - LEVERAGING DATA ANALYTICS TO OFFER THE RIGHT PRODUCT AT THE RIGHT TIME AND THE RIGHT PRICE OPTIMIZATION OF MARKETING INVESTMENTS - BETTER LEVERAGING DATA TO ENGAGE WITH CUSTOMERS ACROSS CHANNELS - DRIVING MORE EFFICIENT AND EFFECTIVE MARKETING SPEND 14

OUTLOOK FOR FISCAL 2018, THE COMPANY EXPECTS: • COMPARABLE SALES TO BE UP IN THE RANGE OF 2% TO 4% • NET SALES TO BE UP IN THE RANGE OF 2% TO 4%, WITH NET SALES IN THE THIRD QUARTER TO BE APPROXIMATELY FLAT TO LAST YEAR, INCLUDING THE ADVERSE EFFECTS FROM THE CALENDAR SHIFT AND CHANGES IN FOREIGN CURRENCY EXCHANGE RATES – CHANGES IN FOREIGN CURRENCY EXCHANGE RATES TO NOW BENEFIT NET SALES AND OPERATING INCOME BY APPROXIMATELY $20 MILLION AND $5 MILLION, RESPECTIVELY, WITH AN ADVERSE IMPACT TO NET SALES OF APPROXIMATELY $15 MILLION IN THE SECOND HALF OF THE YEAR – THE CALENDAR SHIFT AND THE LOSS OF FISCAL 2017'S 53RD WEEK TO ADVERSELY IMPACT NET SALES BY APPROXIMATELY $40 MILLION, WITH BENEFITS TO NET SALES IN THE FIRST HALF OF THE YEAR OF APPROXIMATELY $40 MILLION, TO BE MORE THAN OFFSET BY ADVERSE IMPACTS TO NET SALES IN THE THIRD QUARTER AND FOURTH QUARTER OF APPROXIMATELY $20 MILLION AND $60 MILLION, RESPECTIVELY • A GROSS PROFIT RATE UP SLIGHTLY FROM THE FISCAL 2017 RATE OF 59.7% • GAAP OPERATING EXPENSE TO NOW BE UP APPROXIMATELY 2.5% FROM FISCAL 2017 ADJUSTED OPERATING EXPENSE OF $2 BILLION, INCLUDING APPROXIMATELY $14 MILLION OF CHARGES RELATED TO ASSET IMPAIRMENT AND CERTAIN LEGAL MATTERS THAT WILL BE EXCLUDED FROM ADJUSTED NON-GAAP OPERATING EXPENSE. FOR THE THIRD QUARTER, OPERATING EXPENSE IS EXPECTED TO BE UP IN THE RANGE OF 2% TO 3% FROM FISCAL 2017 ADJUSTED NON-GAAP OPERATING EXPENSE OF $489 MILLION • A WEIGHTED AVERAGE FULLY-DILUTED SHARE COUNT OF APPROXIMATELY 70 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS THE COMPANY EXPECTS THE EFFECTIVE TAX RATE TO BE IN THE MID-TO-UPPER 30S FOR THE FULL YEAR AND IN THE MID-30S FOR THE THIRD QUARTER THE COMPANY EXPECTS FULL YEAR CAPITAL EXPENDITURES TO BE IN THE RANGE OF $135 MILLION TO $140 MILLION 15

FULL YEAR OUTLOOK PREVIOUS OUTLOOK CURRENT OUTLOOK NET SALES (1) UP 2% TO 4% * CHANGES IN FOREIGN CURRENCY $50M BENEFIT TO NET SALES $20M BENEFIT TO NET SALES LOSS OF FISCAL 2017'S 53RD WEEK $40M ADVERSE IMPACT TO NET SALES * COMPARABLE SALES (2) UP 2% TO 4% * GROSS PROFIT (3) UP SLIGHTLY * GAAP OPERATING EXPENSE (4) UP APPROXIMATELY 2% UP APPROXIMATELY 2.5% NON-GAAP OPERATING EXPENSE (5) UP APPROXIMATELY 1.7% * WEIGHTED AVERAGE DILUTED SHARES APPROXIMATELY 70M SHARES * EFFECTIVE TAX RATE MID-30S MID-TO-UPPER 30S CAPITAL EXPENDITURES $135M TO $140M * * No change from previous outlook. (1) Includes the adverse impact from the loss of 2017's 53rd week of approximately $40 million, partially offset by benefits from changes in foreign currency exchange rates of approximately $20 million. (2) Comparable sales are calculated on a constant currency basis. Due to the calendar shift resulting from the 53rd week in fiscal 2017, comparable sales for the 52 weeks ended February 2, 2019 are compared to the 52 weeks ended February 3, 2018. (3) As compared to fiscal 2017 gross profit rate of 59.7%. (4) Excludes other operating income, net. Relative to the previous outlook, the current outlook includes second quarter store asset impairment charges of $8.7 million. (5) Excludes other operating income, net, and the effect of approximately $14 million of charges related to store asset impairment certain legal charges set out of page 5. 16

APPENDIX 17

ABERCROMBIE OPENS NEW CAMPUS STORE FORMATS THE OHIO STATE UNIVERSITY COLUMBUS, OHIO UNIVERSITY OF SOUTHERN CALIFORNIA LOS ANGELES, CALIFORNIA 18

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